UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2013

THE TJX COMPANIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-4908	04-2207613
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Cochituate Road, Framingham, MA 01701

(Address of principal executive offices) (Zip Code)

(508) 390-1000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of stockholders of The TJX Companies, Inc. (the “Company”) held on June 11, 2013, stockholders approved amendments to the Company’s Stock Incentive Plan (the “Plan”) and material terms of performance goals under the Plan. The Plan permits the granting of a variety of stock and stock-based awards to officers and other key associates and to non-employee directors of the Company. The amendments to the Plan included an increase to the shares available for issuance under the Plan by 26,000,000 shares; an expansion of the available performance goals for performance awards under the Plan; an increase to the maximum value of the two annual deferred stock awards for non-employee directors to $125,000 for each award; and an extension of the term during which awards can be granted under the Plan to June 11, 2023. The foregoing description of the amendments to the Plan is qualified in its entirety by reference to the Plan, which is incorporated herein by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q, filed May 31, 2013.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of the Company was held on June 11, 2013, at which the stockholders voted as follows:

Proposal 1: Each nominee for director was elected, each to serve until the next annual meeting of stockholders or until his or her successor is duly elected and qualified:

Nominee	For	Against	Abstaining	Broker Non-Votes
Zein Abdalla	599,026,318	511,649	981,649	40,484,501
José B. Alvarez	598,115,218	1,426,411	978,051	40,484,501
Alan M. Bennett	598,188,089	1,355,149	976,442	40,484,501
Bernard Cammarata	593,722,307	5,810,824	986,485	40,484,501
David T. Ching	599,122,685	424,912	972,083	40,484,501
Michael F. Hines	599,139,575	409,107	970,998	40,484,501
Amy B. Lane	599,065,483	483,127	971,070	40,484,501
Dawn Lepore	598,623,111	930,987	965,582	40,484,501
Carol Meyrowitz	595,564,359	3,989,414	965,907	40,484,501
John F. O’Brien	587,253,306	12,279,759	986,615	40,484,501
Willow B. Shire	588,935,231	10,606,863	977,586	40,484,501

Proposal 2: The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year was ratified:

For	632,105,958
Against	8,074,035
Abstaining	824,188

Proposal 3: Amendments to the Plan and material terms of performance goals under the Plan were approved:

For	563,135,351
Against	36,112,052
Abstaining	1,271,109
Broker Non-Votes	40,485,669

Proposal 4: On an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion (the “say on pay vote”) was approved:

For	587,888,395
Against	11,006,094
Abstaining	1,623,831
Broker Non-Votes	40,485,669

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

No.	Description

10.1	Stock Incentive Plan (2013 Restatement), incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed May 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TJX COMPANIES, INC.

/s/ Ann McCauley
Ann McCauley Executive Vice President, Secretary and General Counsel

Dated: June 12, 2013

EXHIBIT INDEX

No.	Description

10.1	Stock Incentive Plan (2013 Restatement), incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed May 31, 2013.